SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2007

CHINA FIRE & SECURITY GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-50491	65-1193022
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

South Banbidian Industrial Park,
Liqiao Township, Shunyi District
Beijing 101304, People’s Republic of China
(Address of Principal Executive Offices)

(86-10) 8416 3816
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 17, 2007, the Company filed amended Articles of Incorporation adopted by the Board of Directors on August 13, 2007. The Articles as filed contained a clerical error. A corrected version is attached as Exhibit 3(a)(1).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3(i)(1)	Articles of Incorporation adopted August 13, 2007 (corrected).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FIRE & SECURITY GROUP, INC.

Date: August 24, 2007	By:	/s/ Brian Lin
Name: Brian Lin
Title: Chief Executive Officer

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